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                                                       Exhibit (24)


                                  POWERS OF ATTORNEY


     The undersigned director of HONEYWELL INC., a Delaware corporation, appoints KATHLEEN M. GIBSON and LAWRENCE W. STRANGHOENER, each of them with full power to act without the other, as true and lawful attorneys-in-fact, to sign on my behalf the Annual Report on Form 10-K to be filed for the fiscal year ended December 31, 1997.

     IN WITNESS WHEREOF, I have signed this Power of Attorney as of the 17th day of March, 1998.


                         /s/ M. R. Bonsignore
                         --------------------
                         M. R. Bonsignore
                         Chairman of the Board and
                         Chief Executive Officer,
                         and Director

                         /s/ A. J. Baciocco, Jr.
                         -----------------------
                         A. J. Baciocco, Jr.
                         Director

                         /s/ E. E. Bailey
                         ----------------
                         E. E. Bailey
                         Director

                         /s/ W. H. Donaldson
                         -------------------
                         W. H. Donaldson
                         Director

                         /s/ G. Ferrari
                         --------------
                         G. Ferrari
                         Director

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                         /s/ R. D. Fullerton
                         -------------------
                         R. D. Fullerton
                         Director

                         /s/ J. J. Howard
                         ----------------
                         J. J. Howard
                         Director

                         /s/ B. E. Karatz
                         ----------------
                         B. E. Karatz
                         Director

                         /s/ A. B. Rand
                         --------------
                         A. B. Rand
                         Director

                         /s/ S. G. Rothmeier
                         -------------------
                         S. G. Rothmeier
                         Director

                         /s/ M. W. Wright
                         ----------------
                         M. W. Wright
                         Director


     The undersigned officer of HONEYWELL INC., a Delaware corporation, appoints KATHLEEN M. GIBSON and LAWRENCE W. STRANGHOENER, each of them with full power to act without the other, as true and lawful attorneys-in-fact, to sign on my behalf the Annual Report on Form 10-K to be filed for the fiscal year ended December 31, 1997.

                         /s/ L. W. Stranghoener
                         ----------------------
                         L. W. Stranghoener
                         Vice President and
                         Chief Financial Officer

                         /s/ P. M. Palazzari
                         -------------------
                         P. M. Palazzari

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                         Vice President and Controller, and
                         Principal Accounting Officer